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[GE LOGO]

                                    GE FUNDS

                         SUPPLEMENT DATED MARCH 13, 2002
                      TO PROSPECTUS DATED JANUARY 29, 2002


     Except as otherwise provided, effective as of the close of the New York Stock Exchange on March 15, 2002, the GE Emerging Markets Fund (the "Emerging Markets Fund") will be closed to new investments. Persons investing in the Emerging Markets Fund through employee retirement plans which receive services provided by GE Asset Management or its affiliates and certain asset allocation funds that invest a portion of their assets in the Emerging Markets Fund as a part of their asset allocation strategies may continue to purchase shares of the Emerging Markets Fund after March 15, 2002. No contingent deferred sales charges will be assessed on redemptions after cessation of sales.

     Shareholders of the Emerging Markets Fund may exchange their shares of the Emerging Markets Fund for shares of the other GE Funds, or redeem their Emerging Markets Fund shares, as provided in the GE Funds Prospectus.

     At a meeting held on March 13, 2002, the GE Funds' Board of Trustees approved a Plan of Dissolution, Liquidation and Termination pursuant to which the Emerging Markets Fund will be liquidated and its assets distributed on a pro rata basis to shareholders of record as of the close of business on May 31, 2002.

                                                                      GEF-PRO-36